Exhibit 99.1

Amneal Appoints Deborah M. Autor to Board of Directors

- Adds new independent director with deep biopharmaceutical industry expertise in quality, regulatory and policy

August 3, 2022

BRIDGEWATER, N.J. – Amneal Pharmaceuticals, Inc. (NYSE: AMRX) (“Amneal” or the “Company”) today announced that Deborah M. Autor has been appointed to the Company’s Board of Directors, effective July 29, 2022.

Chirag and Chintu Patel, Co-Chief Executive Officers, stated, “Deb brings decades of global public and private expertise in the biopharmaceutical sector to our board at an important time of growth for Amneal. She has a proven track record of service and impact throughout her distinguished career in quality, regulatory, and policy. We are delighted to welcome Deb to the board and look forward to working closely with her as we execute our strategy and expand our business into new and more complex high growth areas.”

Most recently, Ms. Autor held global quality and regulatory leadership roles at AstraZeneca and Mylan N.V. From 2019 to 2021, Ms. Autor was Global Head of Regulatory Excellence at AstraZeneca, where she led regulatory operations, policy and intelligence for their submissions globally. Prior to that, Ms. Autor was at Mylan N.V. from 2013 to 2019, where she was Head of Strategic Global Quality and Regulatory Policy and Head of Global Quality. Prior to her leadership within the industry, she served at the U.S. Food and Drug Administration (“FDA”) for over a decade, including as Deputy Commissioner for Global Regulatory Operations and Policy where she oversaw all FDA inspections, criminal investigations and international operations for human and veterinary drugs, biologics, medical devices, tobacco and food. Before that, Ms. Autor served as Director of the Office of Compliance of the Center for Drug Evaluation and Research, leading enforcement and policymaking for compliance with all drug requirements, including, drug approval; current good manufacturing practices (GMP); human subject protection and bioresearch monitoring (GCP); import and export; and recalls. During her time at the FDA, she won several public service awards. Before joining the FDA, Ms. Autor was a Trial Attorney in the Office of Consumer Litigation of the U.S. Department of Justice, where she litigated civil and criminal cases on behalf of the FDA. She received a Juris Doctor, Magna Cum Laude, from Boston University School of Law and a Bachelor of Arts in Psychology from Columbia University, Barnard College. Ms. Autor also has diverse board experience, including currently serving as a Board Director for Pardes Biosciences, Inc. and Chair of Board for the FDA Alumni Association.

As a result of Ms. Autor’s appointment, the Amneal Board will comprise of eleven directors.

About Amneal

Amneal Pharmaceuticals, Inc. (NYSE: AMRX), headquartered in Bridgewater, NJ, is a fully integrated essential medicines company. We make healthy possible through the development, manufacturing, and distribution of generic and specialty pharmaceuticals, primarily within the United States. The Company has a diverse portfolio of over 250 products in its Generics segment and is expanding across a broad range of complex products and therapeutic areas, including injectables and biosimilars. In its Specialty segment, Amneal has a growing portfolio of branded pharmaceutical products focused primarily on central nervous system and endocrine disorders, with a pipeline focused on unmet needs. Through its AvKARE segment, the Company is a distributor of pharmaceuticals and other products for the U.S. federal government, retail, and institutional markets. For more, please visit www.amneal.com.

Cautionary Statement on Forward-Looking Statements

Certain statements contained herein, regarding matters that are not historical facts, may be forward-looking statements (as defined in the U.S. Private Securities Litigation Reform Act of 1995). Such forward-looking statements include statements regarding management’s intentions, plans, strategies, beliefs, expectations or forecasts for the future, including among other things: product research and development; discussions of future operations; expected operating results and financial performance, including pro forma results; impact of acquisitions and dispositions, and estimated returns or assumptions underlying acquisitions and dispositions; the Company’s strategy for growth; regulatory approvals and actions; market position, saturation, and expenditures. Words such as “plans,” “expects,” “will,” “anticipates,” “estimates” and similar words are intended to identify estimates and forward-looking statements.

The reader is cautioned not to rely on these forward-looking statements. These forward-looking statements are based on current expectations of future events. If the underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the Company.

Such risks and uncertainties include, but are not limited to: our ability to successfully develop, license, acquire and commercialize new products on a timely basis; the competition we face in the pharmaceutical industry in general, including from brand and generic drug product companies, and the impact of that competition on our ability to execute on pricing strategies; our ability to obtain exclusive marketing rights for our products; our ability to manage our growth through acquisitions and otherwise; our dependence on the sales of a limited number of products for a substantial portion of our total revenues; the continuing trend of consolidation of certain customer groups; our dependence on third-party suppliers and distributors for raw materials for our products and certain finished goods and any associated supply chain disruptions; litigation outcomes, including intellectual property disputes or other legal efforts to prevent or curb Amneal’s ability to sell its products; the impact of severe weather; the impact of the ongoing COVID-19 pandemic; risks related to federal regulation of arrangements between manufacturers of branded and generic products; our reliance on certain licenses to proprietary technologies from time to time; the significant amount of resources we expend on research and development; the risk of product liability and other claims against us by consumers and other third parties; risks related to changes in the regulatory environment, including U.S. federal and state laws related to healthcare fraud abuse and health information privacy and security and changes in such laws; changes to FDA product approval requirements; the impact of healthcare reform and changes in coverage and reimbursement levels by governmental authorities and other third-party payers; our dependence on third-party agreements for a portion of our product offerings; the impact of global economic conditions, including any economic effects stemming from adverse geopolitical events, an economic downturn and inflation rates; our ability to identify, make and integrate acquisitions or investments in complementary businesses and products on advantageous terms; our substantial amount of indebtedness and our ability to generate sufficient cash to service our indebtedness in the future, and the impact of interest rate fluctuations on such indebtedness; our obligations under a tax receivable agreement may be significant; and the high concentration of ownership of our Class A Common Stock and the fact that we are controlled by the Amneal Group. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in its subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect the occurrence of events or circumstances after the date hereof.

Contact

Anthony DiMeo

Head of Investor Relations

anthony.dimeo@amneal.com